Supplement to the

Fidelity® Massachusetts Municipal Money Market Fund
Fidelity Massachusetts AMT Tax-Free Municipal Money Market Fund
and
Fidelity Massachusetts Municipal Income Fund

Funds of Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2007

The following information replaces similar information found in the "Fund Holdings Information" section on page 64.

Massachusetts Municipal Income will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

Each money market fund will provide a full list of holdings as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end. The fund's full holdings are also available monthly, 15 or more days after month-end by calling Fidelity at 1-800-544-8544.

MASB-07-01 June 29, 2007
1.475751.116